Exhibit 10.17
ACCELEVATION HOLDINGS CORP.
OMNIBUS INCENTIVE PLAN
RESTRICTED STOCK UNIT GRANT NOTICE
Pursuant to the terms and conditions of the Accelevation Holdings Corp. Omnibus
Incentive Plan, as amended from time to time (the “Plan”), Accelevation Holdings Corp., a
Delaware corporation (the “Company”), hereby grants to the individual listed below (“you” or the “Participant”) the number of Restricted Stock Units (the “RSUs”) set forth below.  This award of RSUs (this “Award”) is subject to the terms and conditions set forth herein and in the
Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference.  Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Type of Award:	Restricted Stock Units

Participant:	[●]

Date of Grant:	[●]

Total Number of RSUs:	[●]

Vesting Schedule:	[●]
By your signature below, you agree to be bound by the terms and conditions of the Plan, the Agreement and this Restricted Stock Unit Grant Notice (this “Grant Notice”).  You acknowledge that you have reviewed the Agreement, the Plan and this Grant Notice in their entirety and fully understand all provisions of the Agreement, the Plan and this Grant Notice, and have had an opportunity to obtain the advice of counsel prior to executing this Grant Notice.
You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the
Committee regarding any questions or determinations arising under the Agreement, the Plan or this Grant Notice.  This Grant Notice may be executed in one or more counterparts (including portable document format (.pdf) and facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.
Notwithstanding any provision of this Grant Notice or the Agreement, if you have not executed this Grant Notice within 10 days following the Date of Grant set forth above, you will be deemed to have accepted this Award, subject to all of the terms and conditions of this Grant
Notice, the Agreement and the Plan.
[Signature Page Follows]
SIGNATURE PAGE TO
RESTRICTED STOCK UNIT GRANT NOTICE
IN WITNESS WHEREOF, the Company has caused this Grant Notice to be executed by an officer thereunto duly authorized, and the Participant has executed this Grant Notice, effective for all purposes as provided above.

ACCELEVATION HOLDINGS CORP.

Name:
Title:

PARTICIPANT

Name: [●]

EXHIBIT A
RESTRICTED STOCK UNIT AGREEMENT
This Restricted Stock Unit Agreement (together with the Grant Notice to which this
Agreement is attached, this “Agreement”) is made as of the Date of Grant set forth in the Grant
Notice to which this Agreement is attached by and between Accelevation Holdings Corp., a
Delaware corporation (the “Company”), and [●] (the “Participant”).  Capitalized terms used but not specifically defined herein shall have the meanings specified in the Plan or the Grant
Notice.
1.Award.  In consideration of the Participant’s past and/or continued employment with, or service to, the Company or an Affiliate and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the Date of Grant set forth in the Grant Notice (the “Date of Grant”), the Company hereby grants to the Participant the number of RSUs set forth in the Grant Notice on the terms and conditions set forth in the
Grant Notice, this Agreement and the Plan, which is incorporated herein by reference as a part of this Agreement.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.  To the extent vested, each RSU represents the right to receive one Share, subject to the terms and conditions set forth in the Grant Notice, this Agreement and the Plan.  Unless and until the RSUs have become vested in the manner set forth in Section 2, the
Participant will have no right to receive any Shares or other payments in respect of the RSUs.
Prior to settlement of this Award, the RSUs and this Award represent an unsecured obligation of the Company, payable only from the general assets of the Company.
2.Vesting of RSUs.
(a)Except  as otherwise set forth in Section 2, the RSUs shall vest in
accordance with the vesting schedule set forth in the Grant Notice.   Upon the Participant’s
Termination of Service prior to the vesting of all of the RSUs (but after giving effect to any accelerated vesting pursuant to this Section 2), any unvested RSUs (and all rights arising from such RSUs and from being a holder thereof) will terminate automatically without any further action by the Company and will be forfeited without further notice and at no cost to the
Company.
3.Dividend Equivalent Rights.  In the event that the Company declares and pays a regular cash dividend in respect of its outstanding Shares (which, for clarity, does not include any extraordinary cash dividend), and, on the record date for such dividend, the Participant holds
RSUs granted pursuant to this Agreement that have not been settled, the Company shall record in a bookkeeping account an amount equal to the cash dividends the Participant would have received if the Participant was the holder of record, as of such record date, of a number of Shares equal to the number of RSUs held by the Participant that have not been settled as of such record date (the “Dividend Equivalent Rights”). The Dividend Equivalent Rights will be subject to the same terms and conditions, including with respect to vesting, forfeiture and transferability, as the underlying RSUs. All amounts, if any, payable in respect of the Dividend Equivalent Rights will be paid to the Participant in cash (or, at the discretion of the Company, in Shares) on or following, but no later than 60 days after, the date the underlying RSU vests. For purposes of clarity, if any of the RSUs are forfeited by the Participant pursuant to the terms of this
Agreement, then the Participant shall also forfeit the Dividend Equivalent Rights, if any, accrued with respect to such forfeited RSUs. No interest will accrue on the Dividend Equivalent Rights between the declaration and payment of the applicable dividends and the settlement of the
Dividend Equivalent Rights.
4.Settlement of RSUs.  As soon as administratively practicable following the vesting of RSUs pursuant to Section 2, but in no event later than 60 days after such vesting date, the Company shall deliver to the Participant a number of Shares equal to the number of RSUs subject to this Award.  All Shares issued hereunder shall be delivered either by delivering one or more certificates for such Shares to the Participant or by entering such Shares in book-entry form, as determined by the Committee in its sole discretion.  The value of Shares shall not bear any interest owing to the passage of time.  Neither this Section 4 nor any action taken pursuant to or in accordance with this Agreement shall be construed to create a trust or a funded or secured obligation of any kind.
5.Tax Withholding.  To the extent that the receipt, vesting or settlement of this
Award results in compensation income or wages (including via Dividend Equivalent Rights) to the Participant for federal, state, local and/or foreign tax purposes, the Company shall have the authority to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable federal, state, local and foreign taxes (including the employee portion of any Federal Insurance Contributions Act obligation) required by Applicable Law to be withheld with respect to any taxable event arising in connection with this Award. In furtherance of the foregoing, the Participant may make arrangements satisfactory to the Company regarding the payment of any income tax, social insurance contribution or other applicable taxes that are required to be withheld in respect of this Award, which arrangements include  (if and to the extent permitted by the Company) the delivery of cash or cash equivalents, Shares (including previously owned Shares (which are not subject to any pledge or other security interest), net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to this Award), other property, or any other legal consideration the Committee deems appropriate.  If such tax obligations are satisfied through net settlement or the surrender of previously owned Shares, the maximum number of Shares that may be so withheld (or surrendered) shall be the number of Shares that have an aggregate Fair
Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, local and/or foreign tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to this Award, as determined by the
Committee.  Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash to the Participant.  The Participant acknowledges that there may be adverse tax consequences upon the receipt, vesting or settlement of this Award or disposition of the underlying Shares and that the Participant has been advised, and hereby is advised, to consult a tax advisor.  The Participant represents that the Participant is in no manner relying on the Board, the Committee, the Company or an Affiliate or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.
6.Non-Transferability.  During the lifetime of the Participant, the RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the RSUs have been issued, and all restrictions applicable to such Shares have lapsed.  Neither the RSUs nor any interest or right therein shall be liable for the debts, contracts or engagements of the Participant or the
Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
7.Compliance with Applicable Law.  Notwithstanding any provision of this
Agreement to the contrary, the issuance of Shares hereunder will be subject to compliance with all applicable requirements of Applicable Law.  No Shares will be issued hereunder if such issuance would constitute a violation of any Applicable Law.  In addition, Shares will not be issued hereunder unless (a) a registration statement under the Securities Act is in effect at the time of such issuance with respect to the Shares to be issued or (b) in the opinion of legal counsel to the Company, the Shares to be issued are permitted to be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary for the lawful issuance and sale of any Shares hereunder will relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority has not been obtained.  As a condition to any issuance of Shares hereunder, the Company may require the Participant to satisfy any requirements that may be necessary or appropriate to evidence compliance with any Applicable
Law and to make any representation or warranty with respect to such compliance as may be requested by the Company.
8.Rights as a Stockholder.  The Participant shall have no rights as a stockholder of the Company with respect to any Shares that may become deliverable hereunder unless and until the Participant has become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Shares, except as otherwise specifically provided for in the Plan or this Agreement.
9.Execution of Receipts and Releases.  Any issuance or transfer of Shares or other property to the Participant or the Participant’s legal representative, heir, legatee or distributee, in accordance with this Agreement shall be in full satisfaction of all claims of such Person hereunder.  As a condition precedent to such payment or issuance, the Company may require the
Participant or the Participant’s legal representative, heir, legatee or distributee to execute (and not revoke within any time provided to do so) a release and receipt therefor in such form as it shall determine appropriate; provided, that any review period under such release will not modify the date of settlement with respect to vested RSUs.
10.No Right to Continued Employment, Service or Awards.  Nothing in the
adoption of the Plan, nor the award of the RSUs thereunder pursuant to the Grant Notice and this
Agreement, shall confer upon the Participant the right to continued employment by, or a continued service relationship with, the Company or any Affiliate, or any other entity, or affect in any way the right of the Company or any such Affiliate, or any other entity to terminate such employment or other service relationship at any time.  Unless otherwise provided in a written employment agreement or by Applicable Law, the Participant’s employment by the Company, or any such Affiliate, or any other entity shall be on an at-will basis, and the employment relationship may be terminated at any time by either the Participant or the Company, or any such
Affiliate, or other entity for any or no reason whatsoever, with or without Cause or notice.  Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee or its delegate, and such determination shall be final, conclusive and binding for all purposes.  The grant of the RSUs is a one-time benefit that was made at the sole discretion of the Company and does not create any contractual or other right to receive a grant of Awards or benefits in the future in lieu of Awards in the future, including any adjustment to wages, overtime, benefits or other compensation.  Any future Awards will be granted at the sole discretion of the Company.
11.Notices.  All notices and other communications under this Agreement shall be in writing and shall be delivered to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
If to the Company, unless otherwise designated by the Company in a written notice to the
Participant (or other holder):

Accelevation Holdings Corp. Attn: [●] 9555 N. Springboro Pike, Suite 400 Miamisburg, Ohio 45342
If to the Participant, at the Participant’s last known address on file with the Company.
Any notice that is delivered personally or by overnight courier or telecopier in the manner provided herein shall be deemed to have been duly given to the Participant when it is mailed by the Company or, if such notice is not mailed to the Participant, upon receipt by the Participant.
Any notice that is addressed and mailed in the manner herein provided shall be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth day after the day it is so placed in the mail.
12.Consent to Electronic Delivery; Electronic Signature.  In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver

(including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports and all other forms of communications) in connection with this and any other Award made or offered by the Company.
Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access, or to the Participant’s account with the Company’s equity plan administrator.  The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that the Participant’s electronic signature is the same as, and shall have the same force and effect as, the Participant’s manual signature.
13.Agreement to Furnish Information.  The Participant agrees to furnish to the
Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any Applicable Law.
14.Entire Agreement; Amendment.  This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the
RSUs granted hereby; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company (or an Affiliate or other entity) and the Participant in effect as of the date a determination is to be made under this Agreement. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect.  The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan; provided, however, that except as otherwise provided in the Plan or this Agreement, any such amendment that materially reduces the rights of the Participant shall be effective only if it is in writing and signed by both the Participant and an authorized officer of the Company.
15.Severability and Waiver.  If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of such provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect.
Waiver by any party of any breach of this Agreement or failure to exercise any right hereunder shall not be deemed to be a waiver of any other breach or right.  The failure of any party to take action by reason of such breach or to exercise any such right shall not deprive the party of the right to take action at any time while or after such breach or condition giving rise to such rights continues.
16.Company Recoupment of Awards.  The Participant’s rights with respect to this
Award shall in all events be subject to (a) any right that the Company may have under any
Company recoupment or clawback policy or other agreement or arrangement with the
Participant, and (b) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and
Exchange Commission or any other Applicable Law. The Participant’s acceptance of this Award will constitute the Participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of any Company recoupment, clawback or similar policy that may apply to the Participant and this Award, whether adopted before or after the Effective Date or Date of Grant (whether through clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance therewith) and any Applicable Law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation or other similar action, and the Participant’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or Applicable Law, without further consideration or action.
17.Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE
APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN,
EXCLUSIVE OF THE CONFLICT OF LAWS PROVISIONS OF DELAWARE LAW.
18.Successors and Assigns.  The Company may assign any of its rights under this
Agreement without the Participant’s consent.  This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement will be binding upon the Participant and the
Participant’s beneficiaries, executors, administrators and the Person(s) to whom the RSUs may be transferred by will or the laws of descent or distribution.
19.Headings; References; Interpretation.  Headings are for convenience only and are not deemed to be part of this Agreement.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All references herein to Sections shall, unless the context requires a different construction, be deemed to be references to the Sections of this Agreement.  The word “or” as used herein is not exclusive and is deemed to have the meaning “and/or.”  All references to “including” shall be construed as meaning “including without limitation.”  Unless the context requires otherwise, all references herein to a law, agreement, instrument or other document shall be deemed to refer to such law, agreement, instrument or other document as amended, supplemented, modified and restated from time to time to the extent permitted by the provisions thereof.  All references to “dollars” or “$” in this
Agreement refer to United States dollars.  Whenever the context may require, the singular form of nouns and pronouns shall include the plural and vice versa.  Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by each of the parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.
20.Counterparts.  The Grant Notice may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  Delivery of an executed counterpart of the Grant Notice by facsimile or portable document format (.pdf) attachment to electronic mail or via electronic acceptance in accordance with Section 12 shall be effective as delivery of a manually executed counterpart of the Grant
Notice.
21.Section 409A.  The Plan, this Agreement and the RSUs are intended to comply with or be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed, and interpreted in accordance with such intent.  Notwithstanding any contrary provision in the Plan or this Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan or this Agreement to a “specified employee” (as defined under Section
409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in this Agreement) upon expiration of such delay period.  Notwithstanding the foregoing, the Company and its Affiliates make no representations that the RSUs provided under this Agreement are exempt from or compliant with
Section 409A of the Code and in no event shall the Company or any Affiliate be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the
Participant on account of non-compliance with Section 409A of the Code.
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